Exhibit 10



    We hereby consent to the use of our report dated November 8, 2001 relating to the financial statements of A Novo Broadband, Inc., in its Report on Form 10-KSB for the fiscal year ended September 30, 2001.



    December 28, 2001                                    /s/ GBQ Partners LLP

                                                         GBQ Partners LLP